Eaton Vance Tax-Managed
                            Small-Cap Growth Fund 1.1

                             Eaton Vance Tax-Managed
                            Small-Cap Growth Fund 1.2

                           Supplement to Prospectuses
                               dated March 1, 2003


On June 6, 2003, the shareholders of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 and Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (each a "Fund") voted to modify each Fund's investment objective as follows: To achieve long-term, after-tax returns for its shareholders.

June 6, 2003                                                          TMCOMBEQPS